Exhibit 99.1

ANNEX A

The Trust Student Loan Pool as of July 31, 2025

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:

was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

was more than 120 days past the final disbursement;

was not more than 210 days past due;

did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party. The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, Navient Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of July 31, 2025, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $1,376,581 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 1 borrowers has more than one trust student loan.

2003-1

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$178,927,565
Aggregate Outstanding Principal Balance – Treasury Bill	$25,980,548
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	14.52%
Aggregate Outstanding Principal Balance – 30-day Average SOFR	$152,947,017
Percentage of Aggregate Outstanding Principal Balance – 30-day Average SOFR	85.48%
Number of Borrowers	$3,240
Average Outstanding Principal Balance Per Borrower	55,225
Number of Loans	5,661
Average Outstanding Principal Balance Per Loan – Treasury Bill	$56,113
Average Outstanding Principal Balance Per Loan – One-Mo	29,424
Weighted Average Remaining Term to Scheduled Maturity	216 months
Weighted Average Annual Interest Rate	$7.41%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the 30-day Average SOFR Rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the United States Department of the Treasury.

2003-1

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	0	$0	0.0%
3.01% to 3.50%	0	0	0.0
3.51% to 4.00%	0	0	0.0
4.01% to 4.50%	0	0	0.0
4.51% to 5.00%	4	15,032	*
5.01% to 5.50%	86	947,217	0.5
5.51% to 6.00%	514	11,173,331	6.2
6.01% to 6.50%	1,111	23,719,553	13.3
6.51% to 7.00%	1,649	41,382,942	23.1
7.01% to 7.50%	332	11,819,107	6.6
7.51% to 8.00%	768	32,127,465	18.0
8.01% to 8.50%	1,061	47,454,630	26.5
Equal to or greater than 8.51%	136	10,288,289	5.7
Total	5,661	$178,927,565	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

2003-1

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	375	$936,910	0.5%
$ 5,000.00-$ 9,999.99	314	2,257,345	1.3
$10,000.00-$14,999.99	225	2,796,208	1.6
$15,000.00-$19,999.99	206	3,603,545	2.0
$20,000.00-$24,999.99	225	5,048,513	2.8
$25,000.00-$29,999.99	218	5,981,233	3.3
$30,000.00-$34,999.99	197	6,383,687	3.6
$35,000.00-$39,999.99	163	6,079,008	3.4
$40,000.00-$44,999.99	111	4,727,587	2.6
$45,000.00-$49,999.99	110	5,210,202	2.9
$50,000.00-$54,999.99	93	4,882,796	2.7
$55,000.00-$59,999.99	82	4,690,659	2.6
$60,000.00-$64,999.99	70	4,369,290	2.4
$65,000.00-$69,999.99	85	5,754,764	3.2
$70,000.00-$74,999.99	67	4,838,403	2.7
$75,000.00-$79,999.99	57	4,422,291	2.5
$80,000.00-$84,999.99	56	4,622,018	2.6
$85,000.00-$89,999.99	49	4,275,286	2.4
$90,000.00-$94,999.99	28	2,596,724	1.5
$95,000.00-$99,999.99	32	3,124,094	1.7
$100,000.00 and above	477	92,327,002	51.6
Total	3,240	$178,927,565	100.0%

2003-1

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	5,106	$151,775,747	84.8%
31-60 days	162	7,298,708	4.1
61-90 days	141	7,667,570	4.3
91-120 days	64	3,192,951	1.8
121-150 days	35	1,446,100	0.8
151-180 days	32	1,359,052	0.8
181-210 days	18	870,654	0.5
Greater than 210 days	103	5,316,785	3.0
Total	5,661	$178,927,565	100.0%

2003-1

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	33	$31,139	*
4 to 12	127	205,835	0.1%
13 to 24	438	1,267,760	0.7
25 to 36	298	2,005,158	1.1
37 to 48	267	2,073,218	1.2
49 to 60	237	2,773,691	1.6
61 to 72	305	4,183,945	2.3
73 to 84	489	7,186,983	4.0
85 to 96	319	5,545,205	3.1
97 to 108	216	4,632,012	2.6
109 to 120	206	5,434,867	3.0
121 to 132	289	8,563,940	4.8
133 to 144	245	8,400,850	4.7
145 to 156	199	6,568,330	3.7
157 to 168	143	5,987,175	3.3
169 to 180	115	4,121,031	2.3
181 to 192	134	5,871,377	3.3
193 to 204	116	4,945,283	2.8
205 to 216	94	3,577,609	2.0
217 to 228	92	4,279,954	2.4
229 to 240	93	3,884,988	2.2
241 to 252	78	6,295,670	3.5
253 to 264	59	2,946,714	1.6
265 to 276	60	2,610,583	1.5
277 to 288	57	3,615,793	2.0
289 to 300	257	21,652,743	12.1
301 to 312	636	44,866,524	25.1
313 to 324	14	1,259,932	0.7
325 to 336	7	821,575	0.5
337 to 348	8	610,213	0.3
349 to 360	4	466,950	0.3
361 and above	26	2,240,519	1.3
Total	5,661	$178,927,565	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

2003-1

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	130	$4,645,694	2.6%
Forbearance	423	20,495,401	11.5
Repayment
First year in repayment	45	3,474,188	1.9
Second year in repayment	34	2,732,791	1.5
Third year in repayment	63	5,192,108	2.9
More than 3 years in repayment	4,966	142,387,383	79.6
Total	5,661	$178,927,565	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 152.7 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.
2003-1

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining

Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	19.4	-	233.4
Forbearance	-	12.1	232.9
Repayment	-	-	210.7

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $4,645,694 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $3,516,233 or approximately 75.7% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the original prospectus.

2003-1

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	75	$2,117,440	1.2%
Alaska	7	255,454	0.1
Arizona	119	4,032,841	2.3
Arkansas	94	2,125,048	1.2
California	648	23,076,685	12.9
Colorado	111	3,251,005	1.8
Connecticut	44	996,369	0.6
Delaware	12	401,824	0.2
District of Columbia	15	366,062	0.2
Florida	344	12,504,710	7.0
Georgia	201	8,174,105	4.6
Hawaii	21	456,127	0.3
Idaho	23	1,017,563	0.6
Illinois	274	8,145,506	4.6
Indiana	85	1,643,565	0.9
Iowa	30	946,217	0.5
Kansas	134	4,993,297	2.8
Kentucky	51	1,932,975	1.1
Louisiana	260	7,288,532	4.1
Maine	12	535,344	0.3
Maryland	117	4,019,500	2.2
Massachusetts	61	1,527,483	0.9
Michigan	192	6,658,950	3.7
Minnesota	114	2,320,829	1.3
Mississippi	76	2,131,732	1.2
Missouri	190	6,234,668	3.5
Montana	29	455,145	0.3
Nebraska	25	734,808	0.4
Nevada	65	1,656,388	0.9
New Hampshire	17	442,899	0.2
New Jersey	71	2,672,427	1.5
New Mexico	15	582,056	0.3
New York	185	6,633,584	3.7
North Carolina	99	3,603,134	2.0
North Dakota	1	32,178	*
Ohio	27	488,092	0.3
Oklahoma	174	4,840,048	2.7
Oregon	132	4,683,458	2.6
Pennsylvania	119	2,894,254	1.6
Rhode Island	8	258,221	0.1
South Carolina	56	1,866,915	1.0
South Dakota	6	156,145	0.1
Tennessee	133	3,607,075	2.0
Texas	652	18,778,498	10.5
Utah	27	951,165	0.5
Vermont	6	294,643	0.2
Virginia	110	3,240,354	1.8
Washington	190	6,866,769	3.8
West Virginia	18	641,778	0.4
Wisconsin	125	3,308,141	1.8
Wyoming	5	104,337	0.1
Other	56	1,981,222	1.1
Total	5,661	$178,927,565	100%

*	Represents a percentage greater than 0% but less than 0.05%.

2003-1

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

2003-1

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	2,408	$67,898,374	37.9%
Other Repayment Options(1)	1,857	41,180,244	23.0
Income-driven Repayment(2)	1,396	69,848,947	39.0
Total	5,661	$178,927,565

(1)	Includes, among others, graduated repayment and interest-only period loans.

(2)	Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 51 loans with an aggregate outstanding principal balance of $2,560,513 currently in an interest-only period.  These interest-only loans represent approximately 1.4% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	2,841	$77,784,863	43.5%
Unsubsidized	2,820	101,142,702	56.5

Total	5,661	$178,927,565	100.0%

2003-1

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	12	$316,701	0.2%
October 1, 1993 through June 30, 2006	5,649	178,610,864	99.8
July 1, 2006 and later	0	0	0.0

Total	5,661	$178,927,565	100.0%

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	296	$4,591,776	2.6%
College Assist	8	275,404	0.2
Educational Credit Management Corporation	621	17,876,835	10.0
Great Lakes Higher Education Corporation	2,855	96,102,337	53.7
Kentucky Higher Educ. Asst. Auth.	94	2,585,771	1.4
Michigan Guaranty Agency	108	3,327,079	1.9
Oklahoma Guaranteed Stud Loan Prog	168	4,445,984	2.5
Pennsylvania Higher Education Assistance Agency	655	21,460,056	12.0
Texas Guaranteed Student Loan Corp	856	28,262,323	15.8
Total	5,661	$178,927,565	100.0%

2003-1